                                                                  EXHIBIT 10.3A

                     WABAN INC. EXECUTIVE RETIREMENT PLAN

                               ----------------

                                FIRST AMENDMENT

                               ----------------

  Waban Inc. (the "Corporation"), having adopted the Waban Inc. Executive Retirement Plan effective as of January 30, 1994 (the "Plan"), having reserved to itself in Article 6 thereof the right to amend the Plan at any time and from time to time, hereby amends the Plan, as set forth below, effective as of January 30, 1994.

                                  * * * * * *

  1. Article 3 of the Plan is amended to add at the end thereof the following
Section:

  "3.4 Modification. By virtue of participating in this Plan, each Participant authorizes the Company to adjust the amounts of insurance for whatever reason, such as to account for changes in salary, modifications in benefit formula, etc."

                                  * * * * * *

  2. Except as hereinabove specifically amended, all provisions of the Plan shall continue in full force and effect.

                                  * * * * * *

  IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed in its name and on its behalf this 7th day of February, 1997.

                               WABAN Inc.

                                            /s/ Edward J. Weisberger
                               By: ____________________________________________
                                              EDWARD J. WEISBERGER
                                       Chief Financial Officer Senior Vice
                                                    President